Net Loss Per Share	3 Months Ended
Mar. 31, 2025
Earnings per share [abstract]
Net Loss Per Share
13.
NET LOSS PER SHARE

The rights, including dividend rights, of the ordinary shares and special shares are substantially identical, other than voting rights.

Basic net loss per share (“Basic EPS”) is computed by dividing net loss attributable to ordinary shares and special shares by the weighted-average number of ordinary shares and special shares outstanding during each period. Net loss attributable to ordinary shares and special shares is determined in accordance with their rights to income and losses, as described in the Group’s annual consolidated financial statements.

To compute diluted net loss per share (“Diluted EPS”), the Group adjusts the numerator and the denominator of Basic EPS. The Group adjusts net loss attributable to ordinary shares and special shares for the changes in net loss that would result from the conversion of dilutive potential ordinary shares to ordinary shares. Prior to the IPO, the adjustments to net income (loss) attributable to ordinary shares and special shares could also include changes in how the net income (loss) would be allocated to ordinary shares and special shares if dilutive potential ordinary shares converted to ordinary shares. The Group adjusts the weighted-average number of ordinary shares and special shares outstanding during each period by the weighted-average number of ordinary shares that would be issued upon the conversion of dilutive potential ordinary shares to ordinary shares.

For the three months ended March 31, 2025, potential ordinary shares included stock based awards. For the three months ended March 31, 2024, potential ordinary shares included preference shares, Series C Preference Shares and the warrants. See Note 11.

Prior to the IPO, stock based awards were not potential ordinary shares because the underlying shares of the stock based awards were non-voting ordinary shares. While non-voting ordinary shares were considered a class of ordinary shares, because non-voting ordinary shares were not entitled to dividends, they were allocated no earnings or losses when calculating Basic EPS and Diluted EPS. As a result, Basic EPS and Diluted EPS for non-voting ordinary shares are zero in all periods when non-voting ordinary shares were outstanding. In connection with the consummation of the IPO, the Company’s share capital no longer includes non-voting ordinary shares.

The computation of Basic EPS and Diluted EPS is as follows:

	Three Months Ended
	March 31,
(in USD and thousands, except per share data)	2025	2024
Numerator
Net loss attributable to Viking Holdings Ltd	$(105,473)	$(490,998)
Net loss allocated to shares other than ordinary shares and special shares	—	(224,902)
Net loss allocated to ordinary shares and special shares - Basic EPS and Diluted EPS	$(105,473)	$(266,096)
Denominator
Weighted-average ordinary shares and special shares - Basic EPS and Diluted EPS	442,910	221,936
Basic EPS and Diluted EPS	$(0.24)	$(1.20)

For the three months ended March 31, 2025 and 2024, the weighted-average number of potential ordinary shares that were not included in the Diluted EPS calculations because they would be anti-dilutive were as follows:

	Three Months Ended
	March 31,
(in thousands)	2025	2024
Series C Preference Shares	N/A	184,267
Stock based awards	3,029	N/A

The warrants vested and became exercisable into ordinary shares upon the occurrence of specified contingent events. Based on the assessment of the specified contingent events as of March 31, 2024, these contingently issuable shares were not included in the calculation of Diluted EPS for the three months ended March 31, 2024. See Note 11.